UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016
___________________________________________
ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
___________________________________________

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the DIP Term Credit Agreement (as defined below) and the DIP Revolving Credit Agreement (as defined below) is incorporated herein by reference.
Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on November 8, 2016, the Erickson Incorporated (the “Company”) and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Erickson Incorporated, et al.”, Case No. 16-34393 in the Bankruptcy Court (the “Chapter 11 Cases”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In connection with the Chapter 11 Cases, as previously disclosed, a creditor support agreement was entered into, which annexes a term sheet (the “DIP Term Sheet”) setting forth certain principal terms of the DIP Term Financing (as defined below) and the DIP Revolving Credit Agreement (as defined below), (collectively, the “DIP Financing”). The Debtors then filed a motion seeking Bankruptcy Court approval of the DIP Financing based upon the DIP Term Sheet and further documented pursuant to the DIP Term Credit Agreement (as defined below) and the DIP Revolving Credit Agreement (as defined below). On November 10, 2016, the Bankruptcy Court entered an interim order under Chapter 11 of the Bankruptcy Code approving the DIP Financing on the terms set forth in the DIP Term Sheet. On December 2, 2016, the Bankruptcy Court entered a final order approving the Debtors’ entry into the DIP Financing on a final basis and on December 8, 2016, the DIP Term Credit Agreement and the DIP Revolving Credit Agreement were entered into by the parties.

DIP Term Credit Agreement
The DIP Term Credit Agreement (the “DIP Term Credit Agreement”), effective as of November 8, 2016, was entered into on December 8, 2016 by and among the Company, the lenders from time to time party thereto (the “DIP Term Lenders”) and Wilmington Savings Fund Society, FSB, as administrative agent (the “DIP Term Agent”) for such DIP Lenders setting forth the terms and conditions pursuant to which the DIP Term Lenders would provide second lien super priority debtor-in-possession financing (the “DIP Term Financing”). The principal amount of the DIP Term Financing includes original issue discount of (a) 4.0% for a closing fee due to all DIP Term Lenders and (b) 6.0% for a put-option premium due to the Initial Lenders (as defined in the DIP Term Credit Agreement). The DIP Term Financing provided pursuant to the DIP Term Credit Agreement will be used for a partial repayment of the Prepetition Revolving Credit Agreement (as defined in the DIP Term Credit Agreement), post-petition operating expenses of the Debtors, certain cost and expense reimbursement obligations owed under the Prepetition Revolving Credit Agreement (as defined in the DIP Term Credit Agreement), and other costs and expenses of administration of the Chapter 11 Cases in accordance with the budget agreed upon by the Company and the DIP Term Lenders. The DIP Term Financing was subject to, among other things, as a condition subsequent, a final order satisfactory to the DIP Term Lenders approving the DIP Term Financing pursuant to section 364 of the Bankruptcy Code.
The DIP Term Financing provides for a commitment of $66,666,667 to be dispersed in two separate advances, subject to the original issue discount for the closing fee and put-option premium discussed above. The proceeds of the DIP Term Financing are deposited into a trust account maintained by the DIP Term Agent. The loan proceeds may only be released from the trust account upon the satisfaction of certain conditions precedent to withdrawals.

The DIP Term Financing will mature on the date that is the earliest to occur of (a) May 10, 2017; (b) 34 days after November 8, 2016, if a final order has not been entered by the Bankruptcy Court prior to the expiration of such 33-day period, unless otherwise extended by a majority in principal of the DIP Term Lenders; (c) the consummation of any Section 363 sale of all or substantially all of the Debtors’ assets; (d) the substantial consummation (as defined in Section 1101 of the Bankruptcy Code and which for purposes hereof shall be no later than the “effective date”) of a plan of reorganization filed in the Chapter 11 Cases that is confirmed pursuant to an order entered by the Bankruptcy Court; and (e) the acceleration of the loans and the termination of the commitment with respect to the DIP Term Financing in accordance with the DIP Term Credit Agreement.
Interest on the DIP Term Financing accrues at a rate of 12.00% per annum payable monthly in kind on the first business day of each calendar month and, during the continuance of an event of default, is subject to default interest of an additional 2.00% per annum. Each repayment or prepayment of any principal of the DIP Term Financing will be accompanied by an exit premium payable in cash in an amount equal to 7.50% of the aggregate principal amount being repaid or prepaid, whether such prepayment or repayment is optional or mandatory, whether occurring prior to or after an event of default (the “Exit Premium”). If the Initial Lenders (as defined in the DIP Term Credit Agreement) holding more than 66.67% of the aggregate outstanding principal amount of term loans and commitment held by all Initial Lenders (the “Required Initial Lenders”) participate in the financing for the Debtors’ exit from the Chapter 11 Cases, the Exit Premium due to all DIP Term Lenders will be waived. The Exit Premium due to all DIP Term Lenders may also be waived by the Required Initial Lenders in their sole discretion. The Required Initial Lenders may also determine, in their sole discretion, that the DIP Term Financing may be repaid in full in a form other than cash upon acceleration or at maturity.
Pursuant to the terms of the DIP Term Credit Agreement, the domestic subsidiaries of the Company will guarantee the obligations of the Company under the DIP Term Financing. Subject to certain exceptions, the DIP Term Financing will be secured by a second priority perfected security interest in substantially all of the assets of the Debtors. The DIP Term Lenders will have a first priority lien on the trust account maintained by the DIP Term Agent. The security interests and liens in favor of the DIP Term Lenders are subject only to certain carve outs and permitted liens, as set forth in the DIP Term Credit Agreement and the financing orders. The DIP Term Financing is subject to certain covenants, including, without limitation, covenants related to the incurrence of additional debt, granting of liens, the making of restricted payments, compliance with the approved budget (subject to certain permitted variances) and certain bankruptcy related covenants, in each case as set forth in the DIP Term Credit Agreement. The DIP Term Financing is subject to certain prepayment events, including, without limitation, upon the sale of certain assets, and certain events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness, certain bankruptcy related defaults and the failure of David Lancelot to continue to serve as the chief restructuring officer of the Company unless timely replaced by another such officer approved by, or acceptable to, the DIP Term Lenders, in each case as set forth in the DIP Credit Agreement.
In connection with the DIP Term Financing, the Debtors also entered into a Guarantee and Collateral Agreement with the DIP Term Agent, as administrative agent (the “Guarantee and Collateral Agreement”).
The foregoing description of the DIP Term Financing does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement filed as Exhibit 10.1, hereto and incorporated herein by reference.
DIP Revolving Credit Agreement
The DIP Revolving Credit Agreement (the “DIP Revolving Credit Agreement”), effective as of November 8, 2016, was entered into on December 8, 2016 by and among the Company, the lenders from time to time party thereto (the “DIP Revolving Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “DIP Revolving Agent”) for such DIP Revolving Lenders setting forth the terms and conditions pursuant to which the DIP Revolving Lenders would provide up to $115,873,487.06 of senior secured super priority debtor-in-possession financing (the “DIP Revolving Financing”). The DIP Revolving Financing to be provided pursuant to the DIP Revolving Credit Agreement will be used for post-petition operating expenses of the Debtors, certain cost and expense reimbursement obligations owed under the Existing First Lien Credit Agreement (as defined in the DIP Revolving Credit Agreement), and other costs and expenses of administration of the Chapter 11 Cases in accordance with the budget agreed upon by the Company and the DIP Revolving Lenders. The DIP Revolving Financing was subject to, among other things, as a condition subsequent, a final order satisfactory to the DIP Revolving Lenders approving the DIP Revolving Financing pursuant to section 364 of the Bankruptcy Code.
The DIP Revolving Financing provides for up to $115,873,487.06 on the closing date of the DIP Revolving Financing, which includes a letter of credit sub-facility in an amount not to exceed $30 million. Borrowings under the DIP Revolving Financing will be available upon the satisfaction of customary conditions precedent thereto and subject to availability under the Borrowing Base (as defined in the DIP Revolving Credit Agreement) in effect from time to time. Such Borrowing Base and availability under the DIP Revolving Credit Agreement are reduced by the outstanding principal amount of the Prepetition First Lien Loans (as defined in the DIP Revolving Credit Agreement). Subject to certain exceptions, all cash held by the Debtors and all proceeds of Debtors’ assets subject to a lien in favor of the DIP Revolving Agent will repay the principal of the Prepetition First Lien Loans (as defined in the DIP Revolving Credit Agreement) and such repayments should create availability under the DIP Revolving Credit Agreement.
The DIP Revolving Financing will mature on the date that is the earliest to occur of (a) May 8, 2017; and (b) the maturity date under the DIP Term Credit Agreement.
Interest on the outstanding principal amount of loans under the DIP Revolving Financing shall be payable monthly in arrears and on the maturity date at a per annum rate based on, at the option of the Company, either (a) LIBOR plus 7.50% or (b) the DIP Revolving Agent’s prime rate plus 6.50%. Debtors shall pay to the DIP Revolving Lenders a facility fee equal to $5,000 per month, payable monthly in arrears and on the maturity date. Upon an event of default, all obligations under the DIP Revolving Credit Agreement shall bear interest at a rate equal to the then current rate plus an additional 2% per annum.
Pursuant to the terms of the DIP Revolving Credit Agreement, the subsidiaries of the Company will guarantee the obligations under the DIP Revolving Financing. Subject to certain exceptions, the DIP Revolving Financing will be secured by a first priority perfected security interest in substantially all of the assets of the Debtors, including control over certain of the Debtors’ deposit accounts. The security interests and liens in favor of the DIP Revolving Lenders are subject only to certain carve outs and permitted liens, as set forth in the DIP Revolving Credit Agreement and the financing orders. The DIP Revolving Financing is subject to certain covenants, including, without limitation, covenants related to the incurrence of additional debt, granting of liens, the making of restricted payments, compliance with the approved budget (subject to certain permitted variances) and certain bankruptcy related covenants, in each case as set forth in the DIP Revolving Credit Agreement. The DIP Revolving Financing is subject to certain prepayment events, including, without limitation, upon the sale of certain assets, and certain events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness, certain bankruptcy related defaults and the failure of David Lancelot to continue to serve as the chief restructuring officer of the Company unless timely replaced by another such officer approved by the DIP Revolving Lenders, in each case as set forth in the DIP Revolving Credit Agreement.
In connection with the DIP Revolving Financing, the Debtors also entered into a Guarantee and Collateral Agreement with the DIP Revolving Agent, as administrative agent (the “Guarantee and Collateral Agreement (Revolver)”).
The foregoing description of the DIP Revolving Financing does not purport to be complete and is qualified in its entirety by reference to the DIP Revolving Credit Agreement filed as Exhibit 10.2, respectively, hereto and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.

Additional Information about the Chapter 11 Case

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at www.kccllc.net/erickson. Information contained on, or that can be accessed through, such website is not part of this Current Report.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered

“filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K and the related exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the filing of the bankruptcy petitions by the Debtors, including, but not limited to: (i) the Company’s ability to obtain the Bankruptcy Court’s approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of the filing of the bankruptcy petitions on the Company’s business and the interests of various constituents, (iv) the Bankruptcy Court rulings in the Chapter 11 Cases, as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (viii) increased advisory costs to execute the Company’s reorganization, (ix) the impact of a potential NASDAQ suspension of trading and commencement of delisting proceedings on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets, (x) the uncertainty that any trading market for the Company’s common stock will exist or develop in the over-the-counter markets,(xi) the Company’s ability to continue as a going concern and (xii) other risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K for more information. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1
DIP Term Credit Agreement, dated as of December 8, 2016 and effective as of November 8, 2016, by and among Erickson Incorporated, the lenders from time to time party thereto and Wilmington Savings Fund Society, FSB, as administrative agent.

10.2
DIP Revolving Credit Agreement, dated as of December 8, 2016 and effective as of November 8, 2016, by and among Erickson Incorporated, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 12, 2016	Erickson Incorporated

		By:	/s/ David Lancelot
David Lancelot
Chief Financial Officer